UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2012

ORB AUTOMOTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	000-52341	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Shenzhen ORB-Fortune New-Material Co., Ltd. Room O-R, Floor 23, Building A, Fortune Plaza Shennan Road, Futian District Shenzhen, Guangdong, People’s Republic of China	518040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (755) 8204-6828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

b) On March 9, 2012, ORB Automotive Corporation, or the Company, engaged Marcum Bernstein and Pinchuk LLP, or Marcum, as the Company’s new principal independent registered public accounting firm.

During the Company’s most recent two fiscal years and through to March 9, 2012, the Company did not consult Marcum regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (b) any matter that was the subject of a disagreement or a reportable event.

Item 9.01.  Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORB Automotive Corporation
(Registrant)

Date:	March 15, 2012	By:	/s/ Junning Ma
		Name:	Junning Ma
		Title:	President and Chief Executive Officer